Exhibit 10.21

AMENDING AGREEMENT NO. 4

THIS AGREEMENT made as of the 21st day of December, 2005,

BETWEEN:

NATIONAL CAR RENTAL (CANADA) INC.,
a corporation incorporated under the Canada Business Corporations Act,

(hereinafter called the “General Partner”).

- and -

1487792 ONTARIO INC.,

a corporation incorporated under the Business Corporations Act (Ontario),

(hereinafter called the “Additional General Partner”),

- and -

BNY TRUST COMPANY OF CANADA,

a trust company incorporated under the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario,

(hereinafter called the “Limited Partner”).

WHEREAS the General Partner, the Limited Partner and the Additional General Partner have entered into a fourth amended and restated limited partnership agreement made as of March 13, 1997 and executed on October 14, 2003, as amended by Amending Agreement No. 1 made as of July 13, 2004, Amending Agreement No. 2 made as of October 28, 2004 and Amending Agreement No. 3 made as of August 8, 2005, each between the same parties in the same capacities (collectively, the “Limited Partnership Agreement”);

AND WHEREAS the General Partner, the Additional General Partner and the Limited Partner wish to further amend the Limited Partnership Agreement;

NOW THEREFORE THIS AGREEMENT WTTNESSETH that in consideration of the premises and covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:

1.                                      Interpretation

(a)                                  All words and expressions defined in the Limited Partnership Agreement and not otherwise defined in this Agreement have the respective meanings specified in the Limited Partnership Agreement.

(b)                                 Unless expressly stated otherwise, all references herein to sections or schedules of an agreement other than this Agreement shall be to the specific sections or schedules of the Limited Partnership Agreement.

(c)                                  Section headings are for convenience only.

2.                                      Amendments to the Limited Partnership Agreement

2.1                               Section 5.2 (i)(ii) of the Limited Partnership Agreement is hereby amended by deleting such Section 5.2(i)(ii) in its entirety and substituting therefor the following:

(ii)                                  “intentionally deleted;”.

2.2                               Section 5.2 (i)(iii) of the Limited Partnership Agreement is hereby amended by deleting such Section 5.2(i)(iii) in its entirety and substituting therefor the following:

(iii)                               “intentionally deleted;”.

3.                                      Other Documents

Any reference to the Limited Partnership Agreement made in any documents delivered pursuant thereto or in connection therewith shall be deemed to refer to the Limited Partnership Agreement as amended or supplemented from time to time.

4.                                      Miscellaneous

(a)                                  With the exception of the foregoing amendments, the Limited Partnership Agreement shall continue in full force and effect, unamended.

(b)                                 This Agreement shall enure to the benefit of and be binding upon the parties, their successors and any permitted assigns.

(c)                                  This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which when taken together, shall constitute one and the same instrument.

(d)                                 None of the rights or obligations hereunder shall be assignable or transferable by any party without the prior written consent of the other party.

(e)                                  This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized signatories thereunto duly authorized, as of the date first above written.

NATIONAL CAR RENTAL (CANADA) INC.

by	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Vice President Finance

1487792 ONTARIO INC.

by	/s/ Ian Bandeen
	Name:	Ian Bandeen
	Title:	President

BNY TRUST COMPANY OF CANADA, in
its capacity as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

by	/s/ [ILLEGIBLE]
Name:
Title:

by	/s/ [ILLEGIBLE]
Name:
Title:

We hereby acknowledge notice of and consent to the foregoing amendments to the Limited Partnership Agreement as of the date first written above.

VANGUARD CAR RENTAL USA HOLDINGS INC.

by	/s/ Gerard J. Kennell
	Name:	Gerard J. Kennell
	Title:	SVP & Treasurer

We hereby consent to the foregoing amendments to the Limited Partnership Agreement as of the date first written above.

DOMINION BOND RATING SERVICE LIMITED

by	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	AVP